Exhibit 99.2O

Johnson & Johnson and Subsidiaries
Condensed Consolidated Statement of Earnings

(Unaudited; in Millions Except Per Share Figures)	FOURTH QUARTER

	2017		2016		Percent
		Percent		Percent	Increase
	Amount	to Sales	Amount	to Sales	(Decrease)
Sales to customers	$ 20,195	100.0	$ 18,106	100.0	11.5
Cost of products sold	7,243	35.9	5,534	30.5	30.9
Selling, marketing and administrative expenses	6,025	29.8	5,309	29.3	13.5
Research and development expense	3,635	18.0	2,640	14.6	37.7
In-process research and development	408	2.0	—	—
Interest (income) expense, net	189	0.9	84	0.5
Other (income) expense, net	(9)	0.0	20	0.1
Restructuring	144	0.7	195	1.1
Earnings before provision for taxes on income	2,560	12.7	4,324	23.9	(40.8)
Provision for taxes on income	13,273	65.7	510	2.8
Net earnings/(Loss)	$ (10,713)	(53.0)	$ 3,814	21.1	(380.9)

Net earnings/(Loss) per share (Basic/Diluted)*	$ (3.99)		$ 1.38		(389.1)

Average shares outstanding (Basic/Diluted)*	2,684.9		2,764.5

Effective tax rate	518.5%		11.8%

Adjusted earnings before provision for taxes and net earnings (1) (A)
Earnings before provision for taxes on income	$ 5,251	26.0	$ 5,103	28.2	2.9
Net earnings	$ 4,777	23.7	$ 4,361	24.1	9.5
Net earnings per share (Diluted)	$ 1.74		$ 1.58		10.1
Average shares outstanding (Diluted)**	2,740.7		2,764.5
Effective tax rate	9.0%		14.5%

*Basic shares are used to calculate loss per share as use of diluted shares when in a loss position would be anti-dilutive.

**Difference of 55.8 shares due to anti-dilutive impact on net loss position.

(1) See Reconciliation of Non-GAAP Financial Measures.

(A)  NON-GAAP FINANCIAL MEASURES "Adjusted earnings before provision for taxes on income," "adjusted net earnings," "adjusted net earnings per share (diluted)," and "adjusted effective tax rate" are non-GAAP financial measures and should not be considered replacements for GAAP results. The Company provides earnings before provision for taxes on income, net earnings, net earnings per share (diluted), and effective tax rate on an adjusted basis because management believes that these measures provide useful information to investors. Among other things, these measures may assist investors in evaluating the Company's results of operations period over period. In various periods, these measures may exclude such items as intangible asset amortization expense, significant costs associated with acquisitions, restructuring, litigation, and changes in applicable laws and regulations (including significant accounting or tax matters). Special items may be highly variable, difficult to predict, and of a size that sometimes has substantial impact on the Company's reported results of operations for a period. Management uses these measures internally for planning, forecasting and evaluating the performances of the Company's businesses, including allocating resources and evaluating results relative to employee performance compensation targets. Unlike earnings before provision for taxes on income, net earnings, net earnings per share (diluted), and effective tax rate prepared in accordance with GAAP, adjusted earnings before provision for taxes on income, adjusted net earnings, adjusted net earnings per share (diluted), and adjusted effective tax rate may not be comparable with the calculation of similar measures for other companies. The limitations of using these non-GAAP financial measures as performance measures are that they provide a view of the Company's results of operations without including all events during a period, such as intangible asset amortization expense, the effects of an acquisition, restructuring, litigation, and changes in applicable laws and regulations (including significant accounting or tax matters) and do not provide a comparable view of the Company's performance to other companies in the health care industry. Investors should consider non-GAAP financial measures in addition to, and not as replacements for, or superior to, measures of financial performance prepared in accordance with GAAP.

Johnson & Johnson and Subsidiaries
Condensed Consolidated Statement of Earnings

(Unaudited; in Millions Except Per Share Figures)	TWELVE MONTHS

	2017		2016		Percent
		Percent		Percent	Increase
	Amount	to Sales	Amount	to Sales	(Decrease)
Sales to customers	$ 76,450	100.0	$ 71,890	100.0	6.3
Cost of products sold	25,354	33.2	21,685	30.2	16.9
Selling, marketing and administrative expenses	21,420	28.0	19,945	27.7	7.4
Research and development expense	10,554	13.8	9,095	12.7	16.0
In-process research and development	408	0.6	29	0.0
Interest (income) expense, net	549	0.7	358	0.5
Other (income) expense, net	183	0.2	484	0.7
Restructuring	309	0.4	491	0.7
Earnings before provision for taxes on income	17,673	23.1	19,803	27.5	(10.8)
Provision for taxes on income	16,373	21.4	3,263	4.5	401.8
Net earnings	$ 1,300	1.7	$ 16,540	23.0	(92.1)

Net earnings per share (Diluted)	$ 0.47		$ 5.93		(92.1)

Average shares outstanding (Diluted)	2,745.3		2,788.9

Effective tax rate	92.6%		16.5%

Adjusted earnings before provision for taxes and net earnings (1) (A)
Earnings before provision for taxes on income	$ 24,212	31.7	$ 22,759	31.7	6.4
Net earnings	$ 20,040	26.2	$ 18,764	26.1	6.8
Net earnings per share (Diluted)	$ 7.30		$ 6.73		8.5
Effective tax rate	17.2%		17.6%

(1) See Reconciliation of Non-GAAP Financial Measures.

(A)  NON-GAAP FINANCIAL MEASURES "Adjusted earnings before provision for taxes on income," "adjusted net earnings," "adjusted net earnings per share (diluted)," and "adjusted effective tax rate" are non-GAAP financial measures and should not be considered replacements for GAAP results. The Company provides earnings before provision for taxes on income, net earnings, net earnings per share (diluted), and effective tax rate on an adjusted basis because management believes that these measures provide useful information to investors. Among other things, these measures may assist investors in evaluating the Company's results of operations period over period. In various periods, these measures may exclude such items as intangible asset amortization expense, significant costs associated with acquisitions, restructuring, litigation, and changes in applicable laws and regulations (including significant accounting or tax matters). Special items may be highly variable, difficult to predict, and of a size that sometimes has substantial impact on the Company's reported results of operations for a period. Management uses these measures internally for planning, forecasting and evaluating the performances of the Company's businesses, including allocating resources and evaluating results relative to employee performance compensation targets. Unlike earnings before provision for taxes on income, net earnings, net earnings per share (diluted), and effective tax rate prepared in accordance with GAAP, adjusted earnings before provision for taxes on income, adjusted net earnings, adjusted net earnings per share (diluted), and adjusted effective tax rate may not be comparable with the calculation of similar measures for other companies. The limitations of using these non-GAAP financial measures as performance measures are that they provide a view of the Company's results of operations without including all events during a period, such as intangible asset amortization expense, the effects of an acquisition, restructuring, litigation, and changes in applicable laws and regulations (including significant accounting or tax matters) and do not provide a comparable view of the Company's performance to other companies in the health care industry. Investors should consider non-GAAP financial measures in addition to, and not as replacements for, or superior to, measures of financial performance prepared in accordance with GAAP.

Johnson & Johnson and Subsidiaries
Supplementary Sales Data

(Unaudited; Dollars in Millions)	FOURTH QUARTER
			Percent Change
	2017	2016	Total	Operations	Currency
Sales to customers by
segment of business

Consumer
U.S.	$ 1,379	1,387	(0.6)%	(0.6)	—
International	2,161	2,045	5.7	1.2	4.5
	3,540	3,432	3.1	0.4	2.7

Pharmaceutical
U.S.	5,776	5,002	15.5	15.5	—
International	3,905	3,230	20.9	15.5	5.4
	9,681	8,232	17.6	15.5	2.1

Medical Devices
U.S.	3,314	3,148	5.3	5.3	—
International	3,660	3,294	11.1	7.5	3.6
	6,974	6,442	8.3	6.5	1.8

U.S.	10,469	9,537	9.8	9.8	—
International	9,726	8,569	13.5	9.0	4.5
Worldwide	$ 20,195	18,106	11.5%	9.4	2.1

Johnson & Johnson and Subsidiaries
Supplementary Sales Data

(Unaudited; Dollars in Millions)	TWELVE MONTHS
			Percent Change
	2017	2016	Total	Operations	Currency
Sales to customers by
segment of business

Consumer
U.S.	$ 5,565	5,420	2.7%	2.7	—
International	8,037	7,887	1.9	0.4	1.5
	13,602	13,307	2.2	1.3	0.9

Pharmaceutical
U.S.	21,474	20,125	6.7	6.7	—
International	14,782	13,339	10.8	10.1	0.7
	36,256	33,464	8.3	8.0	0.3

Medical Devices
U.S.	12,824	12,266	4.5	4.5	—
International	13,768	12,853	7.1	6.7	0.4
	26,592	25,119	5.9	5.7	0.2

U.S.	39,863	37,811	5.4	5.4	—
International	36,587	34,079	7.4	6.6	0.8
Worldwide	$ 76,450	71,890	6.3%	6.0	0.3

Johnson & Johnson and Subsidiaries
Supplementary Sales Data

(Unaudited; Dollars in Millions)	FOURTH QUARTER
			Percent Change
	2017	2016	Total	Operations	Currency
Sales to customers by
geographic area

U.S.	$ 10,469	9,537	9.8%	9.8	—

Europe	4,728	4,001	18.2	10.1	8.1
Western Hemisphere excluding U.S.	1,519	1,465	3.7	1.8	1.9
Asia-Pacific, Africa	3,479	3,103	12.1	11.1	1.0
International	9,726	8,569	13.5	9.0	4.5

Worldwide	$ 20,195	18,106	11.5%	9.4	2.1

Johnson & Johnson and Subsidiaries
Supplementary Sales Data

(Unaudited; Dollars in Millions)	TWELVE MONTHS
			Percent Change
	2017	2016	Total	Operations	Currency
Sales to customers by
geographic area

U.S.	$ 39,863	37,811	5.4%	5.4	—

Europe	17,126	15,770	8.6	7.2	1.4
Western Hemisphere excluding U.S.	6,041	5,734	5.4	2.8	2.6
Asia-Pacific, Africa	13,420	12,575	6.7	7.5	(0.8)
International	36,587	34,079	7.4	6.6	0.8

Worldwide	$ 76,450	71,890	6.3%	6.0	0.3

Johnson & Johnson and Subsidiaries
Reconciliation of Non-GAAP Financial Measures

	Fourth Quarter		% Incr. /
(Dollars in Millions Except Per Share Data)	2017	2016	(Decr.)

Earnings before provision for taxes on income - as reported	$ 2,560	4,324	(40.8)%
Intangible asset amortization expense	1,077	344
Litigation expense, net	645	96
Actelion acquisition related cost	217	—
Restructuring/Other (1)	284	298
In-process research and development	408	—
Diabetes asset impairment	35	—
AMO acquisition related cost	25	—
DePuy ASRTM Hip program	—	9
Other	—	32
Earnings before provision for taxes on income - as adjusted	$ 5,251	5,103	2.9%

Net Earnings/(Loss) - as reported	$ (10,713)	3,814	(380.9)%
Impact of tax legislation	13,556	—
Intangible asset amortization expense	926	252
Litigation expense, net	506	80
Actelion acquisition related cost	313	—
Restructuring/Other	237	251
In-process research and development	266	—
Diabetes asset impairment	(116)	—
AMO acquisition related cost	(198)	—
DePuy ASRTM Hip program	—	7
Other	—	(43)
Net Earnings - as adjusted	$ 4,777	4,361	9.5%

Diluted Net Earnings/(Loss) per share - as reported	$ (3.99)	1.38	(389.1)%
Dilutive impact of shares excluded due to net loss position	0.08	—
Impact of tax legislation	4.94	—
Intangible asset amortization expense	0.34	0.09
Litigation expense, net	0.19	0.03
Actelion acquisition related cost	0.11	—
Restructuring/Other	0.08	0.09
In-process research and development	0.10	—
Diabetes asset impairment	(0.04)	—
AMO acquisition related cost	(0.07)	—
DePuy ASRTM Hip program	—	—
Other	—	(0.01)
Diluted Net Earnings per share - as adjusted	$ 1.74	1.58	10.1%

Operational Diluted Net Earnings per share - as adjusted at 2015 foreign currency exchange rates		1.59

Impact of currency at 2016 foreign currency exchange rates	(0.07)	(0.01)

Operational Diluted Net Earnings per share - as adjusted at 2016 foreign currency exchange rates	$ 1.67	1.58	5.7%

(1) Includes $42M recorded in cost of products sold and $98M recorded in other (income) expense for the fourth quarter 2017, and $18M recorded in cost of products sold and $85M recorded in other (income) expense for the fourth quarter 2016.

Johnson & Johnson and Subsidiaries
Reconciliation of Non-GAAP Financial Measures

	Twelve Months		% Incr. /
(Dollars in Millions Except Per Share Data)	2017	2016	(Decr.)

Earnings before provision for taxes on income - as reported	$ 17,673	19,803	(10.8)%
Intangible asset amortization expense	2,963	1,271
Litigation expense, net	1,256	817
Actelion acquisition related cost	797	—
Restructuring/Other (1)	760	685
In-process research and development	408	29
Diabetes asset impairment	215	—
AMO acquisition related cost	140	—
DePuy ASRTM Hip program	—	9
Other	—	145
Earnings before provision for taxes on income - as adjusted	$ 24,212	22,759	6.4%

Net Earnings/(Loss) - as reported	$ 1,300	16,540	(92.1)%
Impact of tax legislation	13,556	—
Intangible asset amortization expense	2,481	931
Litigation expense, net	955	675
Actelion acquisition related cost	767	—
Restructuring/Other	595	544
In-process research and development	266	23
Diabetes asset impairment	4	—
AMO acquisition related cost	116	—
DePuy ASRTM Hip program	—	7
Other	—	44
Net Earnings - as adjusted	$ 20,040	18,764	6.8%

Diluted Net Earnings/(Loss) per share - as reported	$ 0.47	5.93	(92.1)%
Dilutive impact of shares excluded due to loss position	—	—
Impact of tax legislation	4.94	—
Intangible asset amortization expense	0.90	0.33
Litigation expense, net	0.35	0.24
Actelion acquisition related cost	0.28	—
Restructuring/Other	0.22	0.20
In-process research and development	0.10	0.01
Diabetes asset impairment	—	—
AMO acquisition related cost	0.04	—
DePuy ASRTM Hip program	—	—
Other	—	0.02
Diluted Net Earnings per share - as adjusted	$ 7.30	6.73	8.5%

Operational Diluted Net Earnings per share - as adjusted at 2015 foreign currency exchange rates		6.78

Impact of currency at 2016 foreign currency exchange rates	(0.06)	(0.05)

Operational Diluted Net Earnings per share - as adjusted at 2016 foreign currency exchange rates	$ 7.24	6.73	7.6%

(1) Includes $88M recorded in cost of products sold and $363M recorded in other (income) expense for twelve months YTD 2017, and $45M recorded in cost of products sold and $149M recorded in other (income) expense for twelve months YTD 2016.

Johnson & Johnson and Subsidiaries
Reconciliation of Non-GAAP Financial Measure

Operational Sales Growth Excluding Acquisitions and Divestitures (A)
FOURTH QUARTER 2017 ACTUAL vs. 2016 ACTUAL

Segments

	Consumer	Pharmaceutical	Medical Devices	Total
	Operational %(1)
WW As Reported:	0.4%	15.5%	6.5%	9.4%
U.S.	(0.6)%	15.5%	5.3%	9.8%
International	1.2%	15.5%	7.5%	9.0%

Vision Care
Abbott Medical Optics			(5.4)	(1.9)
U.S.			(4.9)	(1.7)
International			(5.8)	(2.2)

Pulmonary Hypertension
Actelion		(7.4)		(3.4)
U.S.		(7.3)		(3.8)
International		(7.6)		(2.8)

Cardiovascular / Metabolism / Other
Actelion		(0.5)		(0.2)
U.S.		(0.3)		(0.2)
International		(0.7)		(0.3)

Spine & Other			1.2	0.5
Codman Neuroscience			0.8	0.2
U.S.			1.6	0.6
International

All Other Acquisitions and Divestitures	(0.2)		(0.3)	(0.2)
U.S.	0.0		(0.9)	(0.2)
International	(0.5)		0.3	0.0

WW Ops excluding Acquisitions and Divestitures	0.2%	7.6%	2.0%	4.2%
U.S.	(0.6)%	7.9%	0.3%	4.1%
International	0.7%	7.2%	3.6%	4.3%

(1) Operational growth excludes the effect of translational currency

(A)  NON-GAAP FINANCIAL MEASURE “Operational sales growth excluding the net impact of acquisitions and divestitures" is a non-GAAP financial measure. Investors should consider non-GAAP financial measures in addition to, and not as replacements for, or superior to, measures of financial performance prepared in accordance with GAAP. Due to the variable nature of acquisitions and divestitures, and the impact they may have on the analysis of underlying business performance and trends, management believes that providing this measure enhances an investor’s understanding of the Company’s performance and may assist in the evaluation of ongoing business operations period over period. This non-GAAP financial measure is presented to permit investors to more fully understand how management assesses the performance of the Company, including for internal evaluation of the performance of the Company's businesses and planning and forecasting for future periods. The use of this non-GAAP financial measure as a performance measure is limited in that it provides a view of the Company's results of operations without including all events during a period and may not provide a comparable view of the Company's performance to that of other companies in the health care industry.

Johnson & Johnson and Subsidiaries
Reconciliation of Non-GAAP Financial Measure

Operational Sales Growth Excluding Acquisitions and Divestitures (A)
TWELVE MONTHS 2017 ACTUAL vs. 2016 ACTUAL

Segments

	Consumer	Pharmaceutical	Medical Devices	Total
	Operational % (1)
WW As Reported:	1.3%	8.0%	5.7%	6.0%
U.S.	2.7%	6.7%	4.5%	5.4%
International	0.4%	10.1%	6.7%	6.6%

Beauty
Vogue	(1.5)			(0.3)
U.S.	(3.1)			(0.4)
International	(0.4)			(0.1)

Other Neuroscience
Controlled Substance Raw Material and API Business		0.4		0.2
U.S.		0.5		0.2
International		0.2		0.1

Diagnostics
Ortho-Clinical Diagnostics			0.2	0.0
U.S.			0.0	0.0
International			0.5	0.1

Beauty
Dr. Ci: Labo	(0.3)			(0.1)
U.S.	0.0			0.0
International	(0.6)			(0.1)

Vision Care
Abbott Medical Optics			(4.5)	(1.5)
U.S.			(4.0)	(1.3)
International			(4.9)	(1.8)

Pulmonary Hypertension
Actelion		(4.0)		(1.9)
U.S.		(3.8)		(2.0)
International		(4.2)		(1.7)

Cardiovascular / Metabolism / Other
Actelion		(0.2)		(0.1)
U.S.		(0.3)		(0.1)
International		(0.3)		(0.1)

Spine & Other
Codman Neuroscience			0.3	0.1
U.S.			0.2	0.1
International			0.5	0.2

All Other Acquisitions and Divestitures	0.0		(0.2)	0.0
U.S.	(0.3)		(0.7)	(0.3)
International	0.3		0.2	0.1

WW Ops excluding Acquisitions and Divestitures	(0.5)%	4.2%	1.5%	2.4%
U.S.	(0.7)%	3.1%	0.0%	1.6%
International	(0.3)%	5.8%	3.0%	3.3%

(1) Operational growth excludes the effect of translational currency

(A) NON-GAAP FINANCIAL MEASURE “Operational sales growth excluding the net impact of acquisitions and divestitures" is a non-GAAP financial measure. Investors should consider non-GAAP financial measures in addition to, and not as replacements for, or superior to, measures of financial performance prepared in accordance with GAAP. Due to the variable nature of acquisitions and divestitures, and the impact they may have on the analysis of underlying business performance and trends, management believes that providing this measure enhances an investor’s understanding of the Company’s performance and may assist in the evaluation of ongoing business operations period over period. This non-GAAP financial measure is presented to permit investors to more fully understand how management assesses the performance of the Company, including for internal evaluation of the performance of the Company's businesses and planning and forecasting for future periods. The use of this non-GAAP financial measure as a performance measure is limited in that it provides a view of the Company's results of operations without including all events during a period and may not provide a comparable view of the Company's performance to that of other companies in the health care industry.

Johnson & Johnson
Segment Sales
(Dollars in Millions)
	FOURTH QUARTER
			% Change
	2017	2016	Reported	Operational (1)	Currency
CONSUMER SEGMENT (2)

BABY CARE
US	$123	123	0.0%	0.0%	—%
Intl	367	370	(0.8)	(3.2)	2.4
WW	490	493	(0.6)	(2.4)	1.8

BEAUTY
US	596	580	2.8	2.8	—
Intl	514	483	6.4	2.0	4.4
WW	1,110	1,063	4.4	2.4	2.0

ORAL CARE
US	156	163	(4.3)	(4.3)	—
Intl	237	234	1.3	(2.6)	3.9
WW	393	397	(1.0)	(3.3)	2.3

OTC
US	406	418	(2.9)	(2.9)	—
Intl	699	621	12.6	6.3	6.3
WW	1,105	1,039	6.4	2.6	3.8

WOMEN'S HEALTH
US	3	3	0.0	0.0	—
Intl	259	261	(0.8)	(4.5)	3.7
WW	262	264	(0.8)	(4.4)	3.6

WOUND CARE/OTHER
US	95	100	(5.0)	(5.0)	—
Intl	85	76	11.8	6.1	5.7
WW	180	176	2.3	(0.1)	2.4

TOTAL CONSUMER
US	1,379	1,387	(0.6)	(0.6)	—
Intl	2,161	2,045	5.7	1.2	4.5
WW	$3,540	3,432	3.1%	0.4%	2.7%

See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)

	FOURTH QUARTER
			% Change
	2017	2016	Reported	Operational (1)	Currency
PHARMACEUTICAL SEGMENT (2) (3)

IMMUNOLOGY
US	$2,227	2,157	3.2%	3.2%	—%
Intl	859	779	10.3	5.2	5.1
WW	3,086	2,936	5.1	3.7	1.4
REMICADE
US	1,073	1,173	(8.5)	(8.5)	—
US Exports (4)	115	109	5.5	5.5	—
Intl	278	342	(18.7)	(22.6)	3.9
WW	1,466	1,624	(9.7)	(10.5)	0.8
SIMPONI / SIMPONI ARIA
US	253	243	4.1	4.1	—
Intl	237	183	29.5	25.1	4.4
WW	490	426	15.0	13.1	1.9
STELARA
US	740	632	17.1	17.1	—
Intl	341	247	38.1	30.6	7.5
WW	1,081	879	23.0	20.9	2.1
OTHER IMMUNOLOGY
US	46	—	*	*	—
Intl	3	7	(57.1)	(57.1)	0.0
WW	49	7	*	*	0.0

INFECTIOUS DISEASES
US	338	354	(4.5)	(4.5)	—
Intl	462	407	13.5	5.9	7.6
WW	800	761	5.1	1.0	4.1
EDURANT / rilpivirine
US	14	14	0.0	0.0	—
Intl	178	151	17.9	8.9	9.0
WW	192	165	16.4	8.2	8.2
PREZISTA / PREZCOBIX / REZOLSTA / SYMTUZA
US	285	283	0.7	0.7	—
Intl	185	164	12.8	5.5	7.3
WW	470	447	5.1	2.4	2.7
OTHER INFECTIOUS DISEASES
US	39	57	(31.6)	(31.6)	—
Intl	99	92	7.6	1.5	6.1
WW	138	149	(7.4)	(11.1)	3.7

See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)

	FOURTH QUARTER
			% Change
	2017	2016	Reported	Operational (1)	Currency
PHARMACEUTICAL SEGMENT (2) (3) (Continued)

NEUROSCIENCE
US	$699	631	10.8%	10.8%	—%
Intl	825	839	(1.7)	(5.3)	3.6
WW	1,524	1,470	3.7	1.6	2.1
CONCERTA / METHYLPHENIDATE
US	100	103	(2.9)	(2.9)	—
Intl	103	101	2.0	(0.6)	2.6
WW	203	204	(0.5)	(1.8)	1.3
INVEGA SUSTENNA / XEPLION / TRINZA / TREVICTA
US	436	360	21.1	21.1	—
Intl	257	225	14.2	8.0	6.2
WW	693	585	18.5	16.1	2.4
RISPERDAL CONSTA
US	87	92	(5.4)	(5.4)	—
Intl	110	118	(6.8)	(11.5)	4.7
WW	197	210	(6.2)	(8.8)	2.6
OTHER NEUROSCIENCE
US	76	76	0.0	0.0	—
Intl	355	395	(10.1)	(12.2)	2.1
WW	431	471	(8.5)	(10.2)	1.7

ONCOLOGY
US	891	595	49.7	49.7	—
Intl	1,148	867	32.4	26.0	6.4
WW	2,039	1,462	39.5	35.7	3.8
DARZALEX
US	241	151	59.6	59.6	—
Intl	130	49	*	*	*
WW	371	200	85.5	82.3	3.2
IMBRUVICA
US	219	158	38.6	38.6	—
Intl	303	188	61.2	52.2	9.0
WW	522	346	50.9	46.0	4.9
VELCADE
US	—	—	—	—	—
Intl	271	274	(1.1)	(5.6)	4.5
WW	271	274	(1.1)	(5.6)	4.5
ZYTIGA
US	402	249	61.4	61.4	—
Intl	353	270	30.7	25.0	5.7
WW	755	519	45.5	42.5	3.0
OTHER ONCOLOGY
US	29	37	(21.6)	(21.6)	—
Intl	91	86	5.8	0.5	5.3
WW	120	123	(2.4)	(6.1)	3.7
See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)
	FOURTH QUARTER
			% Change
	2017	2016	Reported	Operational (1)	Currency
PHARMACEUTICAL SEGMENT (2) (3) (Continued)

PULMONARY HYPERTENSION (5)
US	$365	—	*	*	—
Intl	245	—	*	*	—
WW	610	—	*	*	—
OPSUMIT
US	146	—	*	*	—
Intl	123	—	*	*	—
WW	269	—	*	*	—
TRACLEER
US	76	—	*	*	—
Intl	91	—	*	*	—
WW	167	—	*	*	—
UPTRAVI
US	117	—	*	*	—
Intl	13	—	*	*	—
WW	130	—	*	*	—
OTHER
US	26	—	*	*	—
Intl	18	—	*	*	—
WW	44	—	*	*	—

See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)
	FOURTH QUARTER
			% Change
	2017	2016	Reported	Operational (1)	Currency
PHARMACEUTICAL SEGMENT (2) (3) (Continued)

CARDIOVASCULAR / METABOLISM / OTHER
US	$1,256	1,265	(0.7)%	(0.7)%	—%
Intl	366	338	8.3	3.2	5.1
WW	1,622	1,603	1.2	0.1	1.1
XARELTO
US	710	598	18.7	18.7	—
Intl	—	—	—	—	—
WW	710	598	18.7	18.7	—
INVOKANA / INVOKAMET
US	221	334	(33.8)	(33.8)	—
Intl	46	37	24.3	16.4	7.9
WW	267	371	(28.0)	(28.8)	0.8
PROCRIT / EPREX
US	164	186	(11.8)	(11.8)	—
Intl	68	73	(6.8)	(12.1)	5.3
WW	232	259	(10.4)	(11.9)	1.5
OTHER
US	161	147	9.5	9.5	—
Intl	252	228	10.5	5.9	4.6
WW	413	375	10.1	7.3	2.8

TOTAL PHARMACEUTICAL
US	5,776	5,002	15.5	15.5	—
Intl	3,905	3,230	20.9	15.5	5.4
WW	$9,681	8,232	17.6%	15.5%	2.1%

See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)

	FOURTH QUARTER
			% Change
	2017	2016	Reported	Operational (1)	Currency
MEDICAL DEVICES SEGMENT (2)

CARDIOVASCULAR
US	$286	247	15.8%	15.8%	—%
Intl	282	238	18.5	15.6	2.9
WW	568	485	17.1	15.7	1.4

DIABETES CARE
US	130	191	(31.9)	(31.9)	—
Intl	260	271	(4.1)	(9.3)	5.2
WW	390	462	(15.6)	(18.7)	3.1

DIAGNOSTICS
US	—	—	—	—	—
Intl	—	—	—	—	—
WW	—	—	—	—	—

ORTHOPAEDICS
US	1,389	1,422	(2.3)	(2.3)	—
Intl	950	965	(1.6)	(5.8)	4.2
WW	2,339	2,387	(2.0)	(3.7)	1.7

HIPS
US	215	208	3.4	3.4	—
Intl	149	142	4.9	0.4	4.5
WW	364	350	4.0	2.2	1.8

KNEES
US	246	247	(0.4)	(0.4)	—
Intl	151	148	2.0	(2.5)	4.5
WW	397	395	0.5	(1.2)	1.7

TRAUMA
US	397	394	0.8	0.8	—
Intl	272	260	4.6	0.4	4.2
WW	669	654	2.3	0.6	1.7

SPINE & OTHER
US	531	573	(7.3)	(7.3)	—
Intl	378	415	(8.9)	(13.0)	4.1
WW	909	988	(8.0)	(9.7)	1.7

See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)

	FOURTH QUARTER
			% Change
	2017	2016	Reported	Operational (1)	Currency
MEDICAL DEVICES SEGMENT (2) (Continued)

SURGERY
US	$1,076	1,023	5.2%	5.2%	—%
Intl	1,482	1,364	8.7	5.4	3.3
WW	2,558	2,387	7.2	5.3	1.9

ADVANCED
US	430	393	9.4	9.4	—
Intl	593	515	15.1	11.7	3.4
WW	1,023	908	12.7	10.8	1.9

GENERAL
US	452	415	8.9	8.9	—
Intl	718	687	4.5	1.0	3.5
WW	1,170	1,102	6.2	4.0	2.2

SPECIALTY
US	194	215	(9.8)	(9.8)	—
Intl	171	162	5.6	3.1	2.5
WW	365	377	(3.2)	(4.3)	1.1

VISION CARE
US	433	265	63.4	63.4	—
Intl	686	456	50.4	48.2	2.2
WW	1,119	721	55.2	53.8	1.4

CONTACT LENSES / OTHER
US	290	265	9.4	9.4	—
Intl	510	456	11.8	9.6	2.2
WW	800	721	11.0	9.6	1.4
SURGICAL
US	143	—	*	*	—
Intl	176	—	*	*	—
WW	319	—	*	*	—

TOTAL MEDICAL DEVICES
US	3,314	3,148	5.3	5.3	—
Intl	3,660	3,294	11.1	7.5	3.6
WW	$6,974	6,442	8.3%	6.5%	1.8%

See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)
	TWELVE MONTHS
			% Change
	2017	2016	Reported	Operational (1)	Currency
CONSUMER SEGMENT (2)

BABY CARE
US	$449	488	(8.0)%	(8.0)%	—%
Intl	1,467	1,513	(3.0)	(3.6)	0.6
WW	1,916	2,001	(4.2)	(4.7)	0.5

BEAUTY
US	2,335	2,135	9.4	9.4	—
Intl	1,865	1,762	5.8	4.5	1.3
WW	4,200	3,897	7.8	7.2	0.6

ORAL CARE
US	616	648	(4.9)	(4.9)	—
Intl	915	920	(0.5)	(1.8)	1.3
WW	1,531	1,568	(2.4)	(3.2)	0.8

OTC
US	1,716	1,675	2.4	2.4	—
Intl	2,410	2,302	4.7	2.7	2.0
WW	4,126	3,977	3.7	2.6	1.1

WOMEN'S HEALTH
US	12	19	(36.8)	(36.8)	—
Intl	1,038	1,048	(1.0)	(3.1)	2.1
WW	1,050	1,067	(1.6)	(3.7)	2.1

WOUND CARE/OTHER
US	437	455	(4.0)	(4.0)	—
Intl	342	342	0.0	(1.7)	1.7
WW	779	797	(2.3)	(3.0)	0.7

TOTAL CONSUMER
US	5,565	5,420	2.7	2.7	—
Intl	8,037	7,887	1.9	0.4	1.5
WW	$13,602	13,307	2.2%	1.3%	0.9%

See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)

	TWELVE MONTHS
			% Change
	2017	2016	Reported	Operational (1)	Currency
PHARMACEUTICAL SEGMENT (2) (3)

IMMUNOLOGY
US	$8,871	8,846	0.3%	0.3%	—%
Intl	3,373	3,122	8.0	6.7	1.3
WW	12,244	11,968	2.3	2.0	0.3
REMICADE
US	4,525	4,842	(6.5)	(6.5)	—
US Exports (4)	563	782	(28.0)	(28.0)	—
Intl	1,227	1,342	(8.6)	(10.2)	1.6
WW	6,315	6,966	(9.3)	(9.6)	0.3
SIMPONI / SIMPONI ARIA
US	954	959	(0.5)	(0.5)	—
Intl	879	786	11.8	10.9	0.9
WW	1,833	1,745	5.0	4.6	0.4
STELARA
US	2,767	2,263	22.3	22.3	—
Intl	1,244	969	28.4	27.2	1.2
WW	4,011	3,232	24.1	23.7	0.4
OTHER IMMUNOLOGY
US	62	—	*	*	—
Intl	23	25	(8.0)	(9.3)	1.3
WW	85	25	*	*	1.3

INFECTIOUS DISEASES
US	1,358	1,461	(7.0)	(7.0)	—
Intl	1,796	1,747	2.8	1.0	1.8
WW	3,154	3,208	(1.7)	(2.7)	1.0
EDURANT / rilpivirine
US	58	52	11.5	11.5	—
Intl	656	521	25.9	23.1	2.8
WW	714	573	24.6	22.1	2.5
PREZISTA / PREZCOBIX / REZOLSTA / SYMTUZA
US	1,109	1,143	(3.0)	(3.0)	—
Intl	712	708	0.6	(0.8)	1.4
WW	1,821	1,851	(1.6)	(2.1)	0.5
OTHER INFECTIOUS DISEASES
US	191	266	(28.2)	(28.2)	—
Intl	428	518	(17.4)	(18.7)	1.3
WW	619	784	(21.0)	(21.9)	0.9

See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)

	TWELVE MONTHS
			% Change
	2017	2016	Reported	Operational (1)	Currency
PHARMACEUTICAL SEGMENT (2) (3) (Continued)

NEUROSCIENCE
US	$2,630	2,628	0.1%	0.1%	—%
Intl	3,356	3,457	(2.9)	(3.0)	0.1
WW	5,986	6,085	(1.6)	(1.6)	0.0
CONCERTA / METHYLPHENIDATE
US	384	468	(17.9)	(17.9)	—
Intl	407	395	3.0	2.8	0.2
WW	791	863	(8.3)	(8.4)	0.1
INVEGA SUSTENNA / XEPLION / TRINZA / TREVICTA
US	1,590	1,343	18.4	18.4	—
Intl	979	871	12.4	11.6	0.8
WW	2,569	2,214	16.0	15.7	0.3
RISPERDAL CONSTA
US	360	381	(5.5)	(5.5)	—
Intl	445	512	(13.1)	(13.4)	0.3
WW	805	893	(9.9)	(10.1)	0.2
OTHER NEUROSCIENCE
US	296	436	(32.1)	(32.1)	—
Intl	1,525	1,679	(9.2)	(8.7)	(0.5)
WW	1,821	2,115	(13.9)	(13.5)	(0.4)

ONCOLOGY
US	3,098	2,335	32.7	32.7	—
Intl	4,160	3,472	19.8	19.1	0.7
WW	7,258	5,807	25.0	24.6	0.4
DARZALEX
US	884	471	87.7	87.7	—
Intl	358	101	*	*	*
WW	1,242	572	*	*	*
IMBRUVICA
US	841	613	37.2	37.2	—
Intl	1,052	638	64.9	63.2	1.7
WW	1,893	1,251	51.3	50.4	0.9
VELCADE
US	—	—	—	—	—
Intl	1,114	1,224	(9.0)	(8.8)	(0.2)
WW	1,114	1,224	(9.0)	(8.8)	(0.2)
ZYTIGA
US	1,228	1,089	12.8	12.8	—
Intl	1,277	1,171	9.1	8.5	0.6
WW	2,505	2,260	10.8	10.5	0.3
OTHER ONCOLOGY
US	145	162	(10.5)	(10.5)	—
Intl	359	338	6.2	5.6	0.6
WW	504	500	0.8	0.4	0.4
See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)
	TWELVE MONTHS
			% Change
	2017	2016	Reported	Operational (1)	Currency
PHARMACEUTICAL SEGMENT (2) (3) (Continued)

PULMONARY HYPERTENSION (5)
US	$773	—	*	*	—
Intl	554	—	*	*	—
WW	1,327	—	*	*	—
OPSUMIT
US	320	—	*	*	—
Intl	253	—	*	*	—
WW	573	—	*	*	—
TRACLEER
US	161	—	*	*	—
Intl	242	—	*	*	—
WW	403	—	*	*	—
UPTRAVI
US	238	—	*	*	—
Intl	25	—	*	*	—
WW	263	—	*	*	—
OTHER (6)
US	54	—	*	*	—
Intl	34	—	*	*	—
WW	88	—	*	*	—

See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)
	TWELVE MONTHS
			% Change
	2017	2016	Reported	Operational (1)	Currency
PHARMACEUTICAL SEGMENT (2) (3) (Continued)

CARDIOVASCULAR / METABOLISM / OTHER
US	$4,744	4,855	(2.3)%	(2.3)%	—%
Intl	1,543	1,541	0.1	0.5	(0.4)
WW	6,287	6,396	(1.7)	(1.6)	(0.1)
XARELTO
US	2,500	2,288	9.3	9.3	—
Intl	—	—	—	—	—
WW	2,500	2,288	9.3	9.3	—
INVOKANA / INVOKAMET
US	944	1,273	(25.8)	(25.8)	—
Intl	167	134	24.6	23.7	0.9
WW	1,111	1,407	(21.0)	(21.1)	0.1
PROCRIT / EPREX
US	675	767	(12.0)	(12.0)	—
Intl	297	338	(12.1)	(13.0)	0.9
WW	972	1,105	(12.0)	(12.3)	0.3
OTHER (6)
US	625	527	18.6	18.6	—
Intl	1,079	1,069	0.9	1.9	(1.0)
WW	1,704	1,596	6.8	7.5	(0.7)

TOTAL PHARMACEUTICAL
US	21,474	20,125	6.7	6.7	—
Intl	14,782	13,339	10.8	10.1	0.7
WW	$36,256	33,464	8.3%	8.0%	0.3%

See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)

	TWELVE MONTHS
			% Change
	2017	2016	Reported	Operational (1)	Currency
MEDICAL DEVICES SEGMENT (2)

CARDIOVASCULAR
US	$1,071	948	13.0%	13.0%	—%
Intl	1,025	901	13.8	14.0	(0.2)
WW	2,096	1,849	13.4	13.5	(0.1)

DIABETES CARE
US	612	739	(17.2)	(17.2)	—
Intl	1,003	1,050	(4.5)	(5.8)	1.3
WW	1,615	1,789	(9.7)	(10.5)	0.8

DIAGNOSTICS
US	—	—	—	—	—
Intl	1	66	*	*	*
WW	1	66	*	*	*

ORTHOPAEDICS
US	5,481	5,521	(0.7)	(0.7)	—
Intl	3,777	3,813	(0.9)	(1.6)	0.7
WW	9,258	9,334	(0.8)	(1.1)	0.3

HIPS
US	827	798	3.6	3.6	—
Intl	567	563	0.7	0.0	0.7
WW	1,394	1,361	2.4	2.1	0.3

KNEES
US	948	943	0.5	0.5	—
Intl	575	581	(1.0)	(1.6)	0.6
WW	1,523	1,524	(0.1)	(0.3)	0.2

TRAUMA
US	1,576	1,545	2.0	2.0	—
Intl	1,040	1,024	1.6	0.7	0.9
WW	2,616	2,569	1.8	1.5	0.3

SPINE & OTHER
US	2,130	2,235	(4.7)	(4.7)	—
Intl	1,595	1,645	(3.0)	(3.6)	0.6
WW	3,725	3,880	(4.0)	(4.2)	0.2

See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)

	TWELVE MONTHS
			% Change
	2017	2016	Reported	Operational (1)	Currency
MEDICAL DEVICES SEGMENT (2) (Continued)

SURGERY
US	$4,085	4,026	1.5%	1.5%	—%
Intl	5,474	5,270	3.9	3.5	0.4
WW	9,559	9,296	2.8	2.6	0.2

ADVANCED
US	1,620	1,524	6.3	6.3	—
Intl	2,136	1,993	7.2	7.0	0.2
WW	3,756	3,517	6.8	6.7	0.1

GENERAL
US	1,728	1,669	3.5	3.5	—
Intl	2,735	2,693	1.6	1.2	0.4
WW	4,463	4,362	2.3	2.0	0.3

SPECIALTY
US	737	833	(11.5)	(11.5)	—
Intl	603	584	3.3	2.4	0.9
WW	1,340	1,417	(5.4)	(5.8)	0.4

VISION CARE
US	1,575	1,032	52.6	52.6	—
Intl	2,488	1,753	41.9	42.0	(0.1)
WW	4,063	2,785	45.9	46.0	(0.1)

CONTACT LENSES / OTHER
US	1,122	1,032	8.7	8.7	—
Intl	1,914	1,753	9.2	9.3	(0.1)
WW	3,036	2,785	9.0	9.1	(0.1)
SURGICAL
US	453	—	*	*	—
Intl	574	—	*	*	—
WW	1,027	—	*	*	—

TOTAL MEDICAL DEVICES
US	12,824	12,266	4.5	4.5	—
Intl	13,768	12,853	7.1	6.7	0.4
WW	$26,592	25,119	5.9%	5.7%	0.2%

* Percentage greater than 100% or not meaningful
(1) Operational growth excludes the effect of translational currency
(2) Unaudited
(3) Prior year amounts have been reclassified to conform to current year product disclosure
(4) Reported as U.S. sales
(5) Actelion acquisition completed June 16, 2017
(6) All non-PAH Actelion products were reclassified to Other within the Cardiovascular/Metabolism/Other therapeutic area.
See supplementary schedule.

Johnson & Johnson
Supplemental Sales Information
(Dollars in Millions)

Prior quarter amounts have been reclassified to conform to current quarter product disclosure

	2017

	Q3	Q2
PHARMACEUTICAL SEGMENT (1)

PULMONARY HYPERTENSION
US	$371	37
Intl	261	48
WW	632	85

OTHER (2)
US	25	3
Intl	14	2
WW	39	5

CARDIOVASCULAR / METABOLISM / OTHER
US	1,179	1,214
Intl	406	391
WW	1,585	1,605

OTHER (3)
US	156	142
Intl	291	271
WW	$447	413

(1) Unaudited
(2) All non-PAH Actelion products removed; Previously included All Other PAH & Non-PAH products.
(3) Includes Actelion non-PAH products; Previously included in Pulmonary Hypertension Other.